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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 8, 2002 (except for a matter discussed in Note 17 for which the date was March 29, 2002) included in Quinton Cardiology Systems' Form S-1 (File No. 333-83272) and to all references to our Firm included in this registration statement.


                                          /s/ ARTHUR ANDERSEN LLP

Seattle, Washington
May 6, 2002